UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 19, 2004

                          THE COLONIAL BANCGROUP, INC.

             (Exact name of registrant as specified in its charter)


           DELAWARE                     1-13508                  63-0661573
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                               One Commerce Street

                            Montgomery, Alabama 36104

                    (Address of principal executive offices)

                                 (334) 240-5000

                           (Registrant's phone number)


Item 2.02  Results of Operations and Financial Condition
           ---------------------------------------------

Item 7.01  Regulation FD Disclosure
           ------------------------

Information regarding the registrant's earnings results for the quarter ended September 30, 2004 is furnished herein pursuant to Item 2.02 of this Current Report on Form 8-K and as Regulation FD Disclosure.

Item 9.01  Financial Statements and Exhibits
           ---------------------------------
           The following exhibit is furnished as Regulation FD Disclosure to this Current Report on Form 8-K:


           Exhibit No.       Exhibit
           -----------       -------
              99.1           Press Release Announcing Third Quarter Earnings and
                             Supplemental Information

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


THE COLONIAL BANCGROUP, INC.
By:                                 /s/     SHEILA MOODY
                                            Sheila Moody
                                            Chief Accounting Officer